Exhibit 10.01
                            AG PI, CROP HAIL AND MPCI
                  MULTI-YEAR QUOTA SHARE REINSURANCE AGREEMENT


This Agreement is made and entered into by and between IGF INSURANCE COMPANY, Indianapolis, Indiana, PAFCO GENERAL INSURANCE COMPANY, Indianapolis, Indiana, SUPERIOR INSURANCE COMPANY, Atlanta, Georgia, or any other insurance company acting on behalf of IGF INSURANCE COMPANY, Indianapolis, Indiana (hereinafter together called the "Company") and the Reinsurer specifically identified on the signature page of this Agreement (hereinafter called the "Reinsurer").

                                    ARTICLE 1
BUSINESS REINSURED

This Agreement is to share with the Reinsurer the interests and liabilities of the Company under all Policies covering business written or renewed by or on behalf of the Company, classified by the Company as:

         1.       Ag PI, or

         2.       Crop Hail, or

         3. Multi-Peril Crop Insurance (MPCI), as defined and reinsured by the Federal Crop Insurance Corporation (FCIC) and issued by the Company under their 1998 through 2000 plans of operations covering the 1999 through 2001 crop Seasons, subject to the terms and conditions herein contained.

                                    ARTICLE 2

COVER

Section 1 - As respects Ag PI:

A.       1.       The  Company  will cede,  and the  Reinsurer  will  accept as reinsurance, a 100% share of all business reinsured hereunder for the period 5/1/98-1/1/99.

         2. The Company will cede, and the Reinsurer will accept as reinsurance, a 100% share of all business reinsured hereunder, subject to a maximum cession of $25,000,000 per sinlge state, $12,500,000 single peril limit per crop, and further subject to an overall maximum limit of $100,000,000 per Season for the period 1/1/99-1/1/2000.

         3. The Company will cede, and the Reinsurer will accept as reinsurance, a 100% share of all business reinsured hereunder, subject to a maximum cession of $25,000,000 per sinlge state, $12,500,000 single peril limit per crop, and further subject to an overall maximum limit of $100,000,000 per Season for the period 1/1/2000-1/1/2001.

B.       The   Reinsurer's   limit  of  liability  for  all  paid  Loss  amounts
         recoverable on Losses ascribed to the 5/1/98-1/1/99 period shall not exceed 300% of Net Written Premium.

C.       The   Reinsurer's   limit  of  liability  for  all  paid  Loss  amounts
         recoverable on Losses ascribed to the 1/1/99-1/1/2001 period shall not exceed the lesser of:


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         1.       200% of Net Written Premium for the period 1/1/99-1/1/2000; or

         2.       150% of Net Written Premium for the period 1/1/99-1/1/2001.

Section 2 - As respects Crop Hail:

A. The Company will cede, and the Reinsurer will accept as reinsurance, a 100% share of all business reinsured hereunder, subject to a maximum cession of $2,000,000 per township.

B. The Reinsurer's limit of liability for all paid Loss amounts shall not exceed 150% of Net Written Premium.

Section 3 - As respects MPCI:

A. The Company will cede, and the Reinsurer will accept as reinsurance, a 100% quota share of all business reinsured hereunder.

B. The Reinsurer's annual limit of liability shall equal 95% of Retained Underwriting Losses on business classified by the Company as MPCI, subject to a maximum limit of liability to the Reinsurer that is equal to 95% of 25% of Net Retained Premium Income in any one year of this Agreement, and further subject to a maximum limit of liability to the Reinsurer that is equal to 200% of the Advanced Margin for MPCI, plus Underwriting Gain Sharing, if any, received for each respective three year period, except as outlined in the COMMUTATION ARTICLE and PROFIT SHARING ARTICLE of this Agreement.

                                    ARTICLE 3
TERM

A.       Section 1 - As respects Ag PI:

                  This Agreement shall become effective at 12:01 a.m., Central Standard Time, 5/1/98, and shall remain in full force and effect for 32 months, expiring 12:01 a.m., Central Standard Time, 1/1/2001.

         Section 2 - As respects Crop Hail:

                  This Agreement shall become effective at 12:01 a.m., Central Standard Time, 1/1/99, and shall remain in full force and effect for 12 months, expiring 12:01 a.m., Central Standard Time, 1/1/2000.

         Section 3 - As respects MPCI:

                  This Agreement shall become effective at the inception of the FCIC 1999 standard reinsurance agreement and its amendments which are applicable to the 1999 FCIC reinsurance year between the Company and the FCIC (which shall be deemed to be the inception date for purposes of this Agreement), and shall include the FCIC 2000 and 2001 standard reinsurance agreements and amendments which are applicable to the 2000 and 2001 FCIC reinsurance years, and shall remain in full force and effect until the close of the 2001 FCIC reinsurance year (as defined by the FCIC, which shall be deemed to be the expiration date for purposes of this Agreement).

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                  The  term  "1999  FCIC  reinsurance  year"  as  used  in  this
                  Agreement shall refer to all MPCI Policies on crops whose FCIC approved sales closing dates occur between 7/1/98 and 6/30/99.

                  The term "2000 FCIC reinsurance year" as used in this Agreement shall refer to all MPCI Policies on crops whose FCIC approved sales closing dates occur between 7/1/99 and 6/30/2000.

                  The term "2001 FCIC reinsurance year" as used in this Agreement shall refer to all MPCI Policies on crops whose FCIC approved sales closing dates occur between 7/1/2000 and 6/30/2001.

B. In the event of termination, the Reinsurer will continue to cover all Policies coming within the scope of this Agreement, including those written and renewed during the period of notice, until the natural expiration or anniversary of such Policies, whichever occurs first, but in no event longer than 12 months from the date of termination plus odd time, not to exceed 18 months in total.

C. Should this Agreement expire or terminate while a Loss covered hereunder is in progress, the Reinsurer shall be responsible for the Loss in progress in the same manner and to the same extent it would have been responsible had the Agreement expired or terminated the day following the conclusion of the Loss in progress.

                                    ARTICLE 4

SEASON

Section 1 - As respects Ag PI:

A. For the period 5/1/98 to 1/1/99, the Season commences on 5/1/98 and ends on 1/1/99.

B. For the period 1/1/99 to 1/1/2000, the Season commences on 1/1/99 and ends on 1/1/2000.

C. For the period 1/1/2000 to 1/1/2001, the Season commences on 1/1/2000 and ends on 1/1/2001.

Section 2 - As respects Crop Hail:

A. For the period 1/1/99 to 1/1/2000, the Season commences on 1/1/99 and ends on 1/1/2000.

Section 3 - As respects MPCI:

A. For the period 1/1/99 to 1/1/2000, the Season commences on inception of the FCIC 1999 standard reinsurance agreement and its amendments which are applicable to the 1999 FCIC reinsurance year between the Company and the FCIC, expiring at the close of the 1999 FCIC reinsurance year.

B. For the period 1/1/2000 to 1/1/2001, the Season commences on inception of the FCIC 2000 standard reinsurance agreement and its amendments which are applicable to the 2000 FCIC reinsurance year between the Company and the FCIC, expiring at the close of the 2000 FCIC reinsurance year.

C. For the period 1/1/2001 to 1/1/2002, the Season commences on inception of the FCIC 2001 standard reinsurance agreement and its amendments which are applicable to the 2001 FCIC reinsurance year between the Company and the FCIC, expiring at the close of the 2001 FCIC reinsurance year.

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                                    ARTICLE 5
TERRITORY

This Agreement applies to Losses arising out of Policies written in the United States of America, its territories and possessions and Canada, wherever occurring.

                                    ARTICLE 6
EXCLUSIONS

This Agreement does not cover:

A. War Risks as excluded in the attached North American War Exclusion Clause (Reinsurance) No. 08-45.

B. Nuclear incidents as per the attached Nuclear Incident Exclusion Clauses - Physical Damage - Reinsurance - U.S.A. and Canada
         Nos. 08-33 and 08-34.2.

C. Business excluded under the Standard Reinsurance Agreementof the FCIC, except Ag PI.

D. Liability of the Company arising by contract, operation of law or otherwise from its participation or membership, whether voluntary or involuntary, in any insolvency fund. "Insolvency fund" includes any guarantee fund, insolvency fund, plan, pool, association, fund or other arrangement, howsoever denominated, established or governed, which provides for any assessment of or payment or assumption by the Company of part or all of any claim, debt, charge, fee or other obligation of an insurer or its successors or assigns which has been declared by any competent authority to be insolvent or which is otherwise deemed unable to meet any claim, debt, charge, fee or other obligation in whole or in part.

                                    ARTICLE 7

ACCOUNTS AND REMITTANCES

Section 1 - As respects Ag PI:

A.       For the period 5/1/98 to 1/1/99:

         1. At inception of this Agreement, the Company shall report Net Written Premium. Any balance due the Reinsurer shall be paid as soon as possible after inception of this Agreement.

         2. As soon as possible after the end of the Season, but no later than 7/31/99, the Company shall provide the Reinsurer with a complete account, to include the following:
                  a.) Net Written Premium accounted for during the term of this Agreement; less,
                  b.) The ceding commission as provided for in this Agreement; less,

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                  c.)  Losses paid and outstanding Losses which may be ascribed to this Agreement; plus,
                  d.) Subrogation, salvage, or other recoveries on Losses which may be ascribed to this Agreement.

       3. Within 60 days following the end of the period the debtor party will remit to the creditor party any balance due, and each month thereafter the balance shall be adjusted and settled between the parties, until all Losses have been settled.

       4. If the Losses covered hereunder exceed 200% of the Net Written Premium, the Company shall pay an additional levy calculated as follows:

                  a.) 50% of the difference between the Loss less 200% of the Net Written Premium shall be paid to the Reinsurer on 7/31/2000.
                  b.) 100% of the difference between the Loss less 200% of the Net Written Premium, less any amount paid in a.) above, shall be paid to the Reinsurer on 7/31/2001.
                  c.) Adjustments to the levy will continue to be made annually thereafter, until all Losses have been
                       settled  The   calculation   shall  be  100%  of  the
                       difference between the Loss less 200% of the Net Written Premium, less any amounts previously paid.

B.  For the period 1/1/99 to 1/1/2000, and for the period 1/1/2000 to 1/1/2001:

         1. Within 30 days after each calendar quarter, the Company shall report separately Net Written Premium, the ceding commission thereon, as provided for in this Agreement, Losses paid and outstanding Losses which may be ascribed to this Agreement.

         2. As respects the period 1/1/99 to 1/1/2000, if the amount due as respects this account, is due to the Reinsurer, the Company shall remit 50% of the balance due within 60 days after the end of the calendar quarter under consideration. Any positive balance deferred shall be paid on 12/31/99.

         3. As respects the period 1/1/2000 to 1/1/2001, if the amount due as respects this account, is due to the Reinsurer, the Company shall remit the balance due within 60 days after the end of the calendar quarter under consideration.

         4. As respects the period 1/1/99 to 1/1/2000, and for the period 1/1/2000 to 1/1/2001, if the amount due as respects this account, is due to the Company, the Reinsurer shall remit the balance due within 60 days following receipt and verification of the Company's report.

         5. As soon as possible after the end of each Season, but no later than the following 7/31, the Company shall provide the Reinsurer with a complete account, to include the following:

                  a.) Net Written Premium accounted for during the term of this Agreement; less,
                  b.) The ceding commission as provided for in this Agreement; less,
                  c.) Losses paid and outstanding Losses which may be ascribed to this Agreement; plus,
                  d.) Subrogation, salvage, or other recoveries on Losses which may be ascribed to this Agreement.

         6. Within 60 days following the end of the period, the debtor party will remit to the creditor party any balance due, and each month thereafter the balance shall be adjusted and settled between the parties, until all Losses have been settled.

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         7.       If the Losses covered  hereunder exceed 150% of the cumulative
                  Net Written Premium for the term 1/1/99 to 1/1/2001, the Company shall pay the difference between the cumulative Losses paid and 150% of the cumulative Net Written Premium for the term 1/1/99 to 1/1/2001, to be paid on 7/31/2001. Cumulative Losses shall equal all Losses paid by the Reinsurer after final settlement at 7/31/2001.

As soon as possible following the expiration of this Agreement, the Company will provide any other information which the Reinsurer may require for its Annual Convention Statement which may be reasonably available to the Company.

Section 2 - As respects Crop Hail:

A. As soon as possible after the end of the Season, but no later than 12/15 of the annual period, the Company shall provide the Reinsurer with an account, to include the following:

         1. Net Written Premium accounted for during the term of this Agreement; less,

         2.   The ceding commission as provided for in this Agreement; less,

         3. Losses paid and outstanding Losses which may be ascribed to this Agreement; plus,

         4. Subrogation, salvage, or other recoveries on Losses which may be ascribed to this Agreement.

B. Within 60 days following the end of the period or the report date, the debtor party will remit to the creditor party any balance due. Each month thereafter, the balance shall be adjusted and settled between the parties, until all Losses have been settled.

C. As soon as possible following the expiration of this Agreement, the Company will provide any other information which the Reinsurer may require for its Annual Convention Statement which may be reasonably available to the Company.

Section 3 - As respects MPCI:

A.       For the 1999 reinsurance year as defined by the FCIC:

         1. The Company will pay the Reinsurer an Advance Margin of $8,050,000, to be paid in two installments on 12/31/99 and 60 days thereafter. The first installment shall be equal to 90% of the Reinsurer's expense allowance of 40%, as defined in the PROFIT SHARING ARTICLE, with the second installment being the balance, if any, after application of the PROFIT SHARING ARTICLE.

B.       For the 2000 reinsurance year as defined by the FCIC:

         1. The Company will pay the Reinsurer an Advance Margin of $8,050,000, to be paid in two installments on 7/1/2000 and 12/31/2000. The first installment shall be equal to 90% of the Reinsurer's expense allowance of 40%, as defined in the PROFIT SHARING ARTICLE, with the second installment being the balance, if any, after application of the PROFIT SHARING ARTICLE.


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C.       For the 2001 reinsurance year as defined by the FCIC:

         1.       The Company  will pay the  Reinsurer  an  Advance  Margin  of
                  $8,050,000, to be paid in two installments on 7/1/2001 and 12/31/2001. The first installment shall be equal to 90% of the Reinsurer's expense allowance of 40%, as defined in the PROFIT SHARING ARTICLE, with the second installment being the balance, if any, after application of the PROFIT SHARING ARTICLE.

D.       Advanced Margin:

         1. For the 1999 crop Season, the Company will calculate an Advanced Margin at a rate of 7.00% multiplied by the Company's Net Retained Premium Income for MPCI. Should the Advanced Margin so calculated exceed the Advance Margin paid, the Company will pay the Reinsurer the balance in accordance with Paragraph E below.

         2. For the 2000 crop Season, the Company will calculate an Advance Margin at a rate of 7.00% multiplied by the Company's Net Retained Premium Income for MPCI. Should the Advanced Margin so calculated exceed the Advance Margin paid, the Company will pay the Reinsurer the balance in accordance with Paragraph E below. Should however cumulative outgo exceed cumulative income the rate shall be adjusted to 8.50% multiplied by the Company's Net Retained Premium Income for
                  MPCI. Should the Advanced Margin so calculated exceed the Advance Margin paid, the Company will pay the Reinsurer the balance in accordance with Paragraph E below.

         3. For the 2001 crop Season, the Company will calculate an Advanced Margin at a rate of 7.00% multiplied by the Company's Net Retained Premium Income for MPCI. Should the Advanced Margin so calculated exceed the Advance Margin paid, the Company will pay the Reinsurer the balance in accordance with Paragraph E below. Should however cumulative outgo exceed cumulative income the rate shall be adjusted to 8.50% multiplied by the Company's Net Retained Premium Income for
                  MPCI. Should the Advanced Margin so calculated exceed the Advance Margin paid, the Company will pay the Reinsurer the balance in accordance with Paragraph E below.

E. As soon as possible after the end of each Season, but no later than 5/31, or once settlement is made with the FCIC following the end of each annual period, the Company shall provide the Reinsurer with a complete account, to include the following:

         1. Retained Underwriting Gain accounted for during the term of this Agreement, plus the Advanced Margin; less,

         2. The Reinsurer's expense allowance of 40% of the Advanced Margin as provided for in this Agreement for the applicable Reinsurance Year as defined by the FCIC; less,

         3. Retained Underwriting Loss ascribed during the term of this Agreement.

F. Within 60 days following the end of each annual period commencing 1/1, the debtor party will remit to the creditor party any balance due.

G. As soon as possible following the expiration of this Agreement, the Company will provide any other information which the Reinsurer may require for its Annual Convention Statement which may be reasonably available to the Company.

H.       Underwriting Gain Sharing:

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         1.       The  Reinsurer   shall   receive  33%  of  any  Net  Retained
                  Underwriting Gain between 10 - 16% of Net Retained Premium Income, if any, for each respective period defined above. Any Reinsurer's underwriting profit under Section 1 (Ag PI) shall be set against this specific MPCI Underwriting Gain Sharing. Reinsurer's underwriting profit shall be calculated as follows:

                  a.)      Cumulative Net Written Premium; less,
                  b.)      Cumulative ceding commission; less,
                  c.)      Cumulative profit commission; less,
                  d.)      Cumulative paid Losses.

                  The payment to the Reinsurer shall be reduced accordingly, provided the Reinsurer's Margin for the three year period is above 2.8% of the cumulative Net Retained Premium Income.

                  An appropriate adjustment shall be prepared following the expiration of this Agreement, wherein MPCI Underwriting Gain Sharing paid for each respective period, prior to any reduction from underwriting profit from Section 1 (Ag PI), less the cumulative Reinsurer's underwriting profit under
                  Section 1 (Ag PI), shall determine the final adjustment, and the debtor party will remit to the creditor party any balance due.

                                    ARTICLE 8
CEDING COMMISSION

Section 1 - As respects Ag PI:

A.       For the period 5/1/98 to 1/1/99

         1. The final ceding commission shall be determined by the Losses paid under this Agreement. The Company will calculate a ceding commission for the period within 45 days following the expiration of the period, based on premiums written and Losses paid. Adjustments for the period will continue to be made annually until all Losses which may be ascribed to this period, have been paid or closed, at which time the ceding commission will become final.

         2. Premium written for the Agreement shall mean all Net Written Premium ceded to this Agreement.

         3. Losses paid by the Reinsurer are as defined in ARTICLE 13, item A., which may be ascribed to this Agreement, and plus or minus any credit or debit carry forward as provided for in this Article.

         4. Should the ratio of Losses paid to premium written be 100% or higher, then the ceding commission shall be 0%.

         5. Should the ratio of Losses paid to premium written be less than 100%, then the adjusted commission shall be determined by adding one percent (1%) to the ceding commission for each one percent reduction of loss ratio, subject to a maximum ceding commission of 25%, at a loss ratio of 75% or less.

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         6.       Should the ratio of Losses paid to premium  written be greater than 100% or less than 75%, the difference between the actual loss ratio and 100% or 75%, as the case may be, will be multiplied by the premium written for the Agreement and carried forward as a debit or credit to the ensuing Profit Sharing Agreement calculation. No debit carryforward shall affect results of Profit Sharing adjustments beyond the third Agreement year following the Agreement giving rise to the debit carryforward.

         7. No debit or credit carryforward resulting from the calculation for the period 5/1/98 to 1/1/99, shall affect the Ceding Commission adjustment for the period 1/1/99 to 1/1/2000 and for the period 1/1/2000 to 1/1/2001.

B.       For the period 1/1/99 to 1/1/2000:

         1. The Reinsurer will allow the Company a ceding commission of 28% on the premium due hereunder. Return commission shall be allowed on return premiums, if any, at the same rate. Should the ratio of Losses paid to premium written exceed 100%, then the adjusted commission shall be determined by reducing the ceding commission one percent (1%) for each one percent addition of loss ratio, subject to a minimum ceding commission of 26%, at a loss ratio of 102% or greater. An appropriate adjustment of any ceding commission previously paid at the rate of 28% will be made between the parties.

C.       For the period 1/1/2000 to 1/1/2001:

         1. The Reinsurer will allow the Company a ceding commission of 28% on the premium due hereunder. Return commission shall be allowed on return premiums, if any, at the same rate. Should the ratio of Losses paid to premium written from the prior period exceed 100%, then the adjusted commission shall be determined by reducing the ceding commission one percent (1%) for each one percent addition of loss ratio, subject to a minimum ceding commission of 26%, at a loss ratio of 102% or greater. An appropriate adjustment of any ceding commission previously paid at the rate of 28% will be made between the parties.

Section 2 - As respects Crop Hail:

A. The Reinsurer will allow the Company a ceding commission of 31.75% on the premium due hereunder. Return commission shall be allowed on return premiums, if any, at the same rate.

B. Should the ratio of Losses paid to premium written be greater than 100% for Section 1 (Ag PI) for the period 1/1/99 to 1/1/2000, the difference between the actual loss ratio and 100% will be multiplied by the premium written for Section 1 (Ag PI) for the period 1/1/99 to 1/1/2000. The Losses in excess of 100% for Section 1 (Ag PI) for the period 1/1/99 to 1/1/2000 shall be added to the Losses from Section 2 (Crop Hail) for the period 1/1/99 to 1/1/2000, and the adjusted commission shall be determined by reducing the ceding commission for
         Section 2 (Crop Hail) 1% for each 1% of additional loss ratio from the addition of Ag PI Losses to Crop Hail Losses, subject to a minimum ceding commission of 29.75% at a loss ratio of 102% or greater.

C. An appropriate adjustment of any ceding commission previously paid at the rate of 31.75% will be made between the parties.

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                                    ARTICLE 9

PROFIT SHARING

Section 1 - As respects Ag PI:

The Reinsurer will pay the Company a contingent of 20% on the net profits, if any, accruing under this Agreement for each period comprising three consecutive Agreement years in accordance with the following formula.

A.       Premiums written to be:
         1. Net Written Premium ceded to the Agreement (less cancellations and returns), during the period.

B.       Losses incurred to be:
         1. Losses paid by the Reinsurer as defined in ARTICLE 13, item A., which may be ascribed to the period; plus,

         2.  Outstanding Loss reserves on Losses ascribed to the period.

C.       Expenses incurred to be:
         1. Ceding commission paid by the Reinsurer on the Net Written Premium ceded as in A. above; plus,

         2. Reinsurer's expense margin of 10% on Net Written Premium ceded as in A. above.

         3.  Deficit, if any, from prior periods.

D.       Net profit to be:
         1.  Premiums written, as in A. above; less,

         2.  Losses incurred, as in B. above; less,

         3.  Expenses incurred, as in C. above.

E. As soon as possible following each Agreement year within each three Agreement year period, the Company will compute and the Reinsurer will pay a contingent on the net profit for the portion of the three Agreement year period then expired. Any profit commission paid to that date shall be adjusted between the parties as appropriate. Adjustments for each three Agreement year period will continue to be made annually until all Losses ascribed to the period have been paid or closed, at which time the contingent profit computation will become final.

F. Should the Reinsurer's participation in this Agreement increase or decrease within a multi-year adjustment period, the incremental participation percentage increase or decrease shall be treated as a separate new or terminated participation, respectively, for purposes of calculating amounts due hereunder.

Section 2 - As respects Crop Hail:

The Reinsurer will pay the Company a contingent of 20% on the net profits, if any, accruing under this Agreement for the period in accordance with the following formula.

101200-185 1/1/99                                                       Page 10

A.       Premiums written to be:
         1. Net Written Premium ceded to the Agreement (less cancellations and returns), during the period.

B.       Losses incurred to be:
         1. Losses paid by the Reinsurer as defined in ARTICLE 13, item A., which may be ascribed to the period; plus,

         2.   Outstanding Loss reserves on Losses ascribed to the period.

C.       Expenses incurred to be:
         1. Ceding commission paid by the Reinsurer on the Net Written Premium ceded as in A. above; plus,

         2. Reinsurer's expense margin of 10% on Net Written Premium ceded as in A. above.

D.       Net profit to be:
         1.   Premiums written, as in A. above; less,

         2.   Losses incurred, as in B. above; less,

         3.   Expenses incurred, as in C. above.

Section 3 - As respects MPCI:

In the event cumulative Income exceeds cumulative Outgo at the end of any FCIC reinsurance year, a Profit Sharing calculation will be prepared by the Company in accordance with the following, and a profit, if any, paid to the Company by the Reinsurer:

A.       Income

         1.   Retained Underwriting Gain; plus,

         2.   The Advanced Margin.

B.       Outgo

         1. Retained Underwriting Loss during the applicable reinsurance period; plus,

         2. The Reinsurer's expense allowance of 40% of the Advanced Margin for the applicable Reinsurance Year as defined by the FCIC.

The Profit to the Company shall be 100% of the amount by which Income exceeds Outgo.

                                   Article 10

EXPERIENCE ACCOUNT

In the event incurred Losses from Section 1 (Ag PI) exceed 200% of Net Written Premium for the period 5/1/98 to 1/1/99, an experience calculation will be prepared and the Company will pay the Reinsurer interest at the rate of 12 Months LIBOR Rate as published in the Midwest Edition of "The Wall Street Journal" on the first day of the calendar month in which the amount becomes due, plus 1.2% multiplied by the cumulative balance which exceeds 200% of the cumulative Net Written Premium Section 1 (Ag PI for the period 5/1/98 to 1/1/99)

101200-185 1/1/99                                                       Page 11
during the period. The product will then be multiplied by 1/365 for each day after the due date that the amount due remains unpaid. Any interest that occurs pursuant to this Article will be calculated by the party to which it is owed.

                                   ARTICLE 11
COMMUTATION

With 60 days prior written notice at 1/1/2000, or 1/1/2001, a Commutation Agreement releasing the Reinsurer from liability may be executed by the parties to this Agreement, providing the Reinsurer has earned a positive cumulative paid margin balance. The paid margin balance shall be calculated as follows:

A.       Section 1 - As respects Ag PI:

         Reinsurer's expense Margin of 10% of Net Written Premium for Ag PI;
         plus,

B.       Section 2 - As respects Crop Hail:

         Reinsurer's expense margin of 10% of Net Written Premium for Crop Hail; plus,

C.       Section 3 - As respects MPCI:

         Reinsurer's expense margin of 40% multiplied by the Advanced Margin for MPCI as outlined in ARTICLE 7 - ACCOUNTS AND REMITTANCES; plus,

D. Any net profit to the Reinsurer under Section 1 (Ag PI), Section 2 (Crop Hail), and Section 3 (MPCI). Net profit shall be determined for each section of coverage as follows:

         1. Section 1 (Ag PI), in accordance with ARTICLE 9 - PROFIT SHARING , after all profit sharing.

         2. Section 2 (Crop Hail), in accordance with ARTICLE 9 - PROFIT SHARING , after all profit sharing.

         3. Section 3 (MPCI), in accordance with ARTICLE 9 - PROFIT SHARING , after all profit sharing, plus Underwriting Gain Sharing as outlined in ARTICLE 7 - ACCOUNTS AND REMITTANCES, section H.

         Any resulting negative balance shall be included in the Commutation calculations.

                                   ARTICLE 12
BUYOUT CLAUSE

Should the Company be sold or acquired, the Company has the right to cancel this Agreement by giving 90 days written notice at any time. If the acquiring Company fails to meet minimum solvency requirements of its State of domicile, the Company will cancel this Agreement. In the event this Agreement is cancelled, the Company shall pay the Reinsurer 100% of any negative cash balance and the Reinsurer shall retain any positive balance.

101200-185 1/1/99                                                       Page 12

                                   ARTICLE 13
DEFINITIONS

A. The terms "Loss" and "Losses" as used in this Agreement shall mean the sum or sums paid or payable by the Company in settlement of claims and in satisfaction of judgments rendered on account of such claims covered under this Agreement, and will include 90% of any Extra Contractual Obligations (and expense) as defined in the EXTRA CONTRACTUAL OBLIGATIONS ARTICLE and 90% of any Excess of Policy Limits amount as defined in the EXCESS OF POLICY LIMITS ARTICLE, expenses of litigation and interest, monitoring counsel expense, claim-specific declaratory judgment expenses, and all other loss adjustment expenses incurred by the Company in the investigation, adjustment, appraisal or defense of all claims under Policies reinsured hereunder, including subrogation, salvage, and recovery expenses (office expenses and salaries of officials and employees not classified as loss adjusters are not chargeable as loss adjustment expenses for purposes of this paragraph), but salvages and all recoveries, including recoveries under all reinsurances which inure to the benefit of this Agreement (whether recovered or not), shall be first deducted from such loss to arrive at the amount of liability attaching hereunder. The sum of loss, loss adjustment expense, any Extra Contractual Obligations, and any Excess of Policy Limits is subject to the limit as stated in the COVER ARTICLE. Nothing herein shall be construed to mean that losses under this Agreement are not recoverable until the Company's loss has been ascertained. Salvage recovered or recoveries received by the Company after a loss settlement hereunder shall be applied as if recovered or received before the said settlement, and all necessary adjustments shall be made by the parties hereto.

         The phrase "claim-specific declaratory judgment expenses," as used in this Agreement will mean all expenses incurred by the Company in connection with declaratory judgment actions brought to determine the Company's defense and/or indemnification obligations that are allocable to specific Policies and claims subject to this Agreement. Declaratory judgment expenses will be deemed to have been incurred by the Company on the date of the original loss (if any) giving rise to the declaratory judgment action.

B. The term "Net Retained Premium Income" as used in this Agreement shall mean gross premium income on business the subject of this Agreement, classified by the Company as MPCI, less cessions to the FCIC's Assigned Risk, Developmental and Commercial Funds, less gross premium income paid for reinsurances, recoveries under which would inure to the benefit of this Agreement, and net of intermediary fees from assumed MPCI reinsurance subject to this Agreement.

C. The term "Retained Underwriting Loss" as used in this Agreement shall mean the Net Retained Premium Income, plus underwriting losses on business the subject of this Agreement, classified by the Company as MPCI, after all cessions to the FCIC's Assigned Risk, Developmental and Commercial Funds, and costs and recoveries of FCIC Stop Loss reinsurance.

D. The term "Retained Underwriting Gain" as used in this Agreement shall mean the Net Retained Premium Income, plus underwriting gains on business the subject of this Agreement, classified by the Company as MPCI, after all cessions to the FCIC's Assigned Risk, Developmental and Commercial Funds, and costs and recoveries of FCIC Stop Loss reinsurance.

E. The term "Net Retained Underwriting Gain" as used in this Agreement shall mean the sum of Retained Underwriting Loss and Retained Underwriting Gain, as defined in items C. and D. in ARTICLE 13, which yields a positive balance.

101200-185 1/1/99                                                       Page 13

F. The term "Net Retained Underwriting Loss" as used in this Agreement shall mean the sum of Retained Underwriting Loss and Retained Underwriting Gain, as defined in items C. and D. in ARTICLE 13, which yields a negative balance.

G. As respects Section 1 (Ag PI), the term "Net Written Premium" as used in this Agreement shall mean the written premium income on business the subject of this Agreement, less written premium income paid for reinsurances, recoveries under which would inure to the benefit of this Agreement,

         As respects Section 2 (Crop Hail), the term "Net Written Premium" as used in this Agreement shall mean the written premium income on business the subject of this Agreement, less written premium income paid for reinsurances, recoveries under which would inure to the benefit of this Agreement, less a deduction for intermediary fees for assumed Crop Hail reinsurance subject to this Agreement.

H. The term "Policy" as used in this Agreement shall mean any binder, policy, or contract of insurance or reinsurance issued, accepted or held covered provisionally or otherwise, by or on behalf of the Company.

                                  ARTICLE 14

CASH CALL

In the event incurred Losses from Section 2 (Crop Hail) exceed 68.75% of Net Written Premium after 8/31/99, the Reinsurer will remit to the Company any balance due within 30 days of the Company's request for payment.

                                   ARTICLE 15

NET RETAINED LIABILITY

This Agreement applies only to that portion of any insurances or reinsurances covered by this Agreement which the Company retains net for its own account, and in calculating the amount of any Loss hereunder, only Loss or Losses in respect of that portion of any insurances or reinsurances which the Company retains net for its own account shall be included, it being understood and agreed that the amount of the Reinsurer's liability hereunder in respect of any Loss or Losses shall not be increased by reason of the inability of the Company to collect from any other reinsurers, whether specific or general, any amounts which may have become due from them, whether such inability arises from the insolvency of such other reinsurers or otherwise.

                                   ARTICLE 16
CURRENCY

The currency to be used for all purposes of this Agreement shall be United States of America currency.

101200-185 1/1/99                                                       Page 14

                                   ARTICLE 17

ORIGINAL CONDITIONS

All insurances and reinsurances falling under this Agreement shall be subject to the same terms, rates, conditions and waivers, and to the same modifications, alterations and cancellations as the respective Policies of the Company (except that in the event of the insolvency of the Company the provisions of the INSOLVENCY ARTICLE of this Agreement shall apply).

                                   ARTICLE 18

LOSS FUNDING

With respect to Losses, funding will be in accordance with the attached Loss Funding Clause No. 13-01.2.

                                   ARTICLE 19

TAXES

The Company will be liable for taxes (except Federal Excise Tax) on premiums reported to the Reinsurer hereunder.

Federal Excise Tax applies only to those Reinsurers, excepting Underwriters at Lloyd's, London and other Reinsurers exempt from the Federal Excise Tax, who are domiciled outside the United States of America.

The Reinsurer has agreed to allow for the purpose of paying the Federal Excise Tax 1% of the premium payable hereon to the extent such premium is subject to Federal Excise Tax.

In the event of any return of premium becoming due hereunder, the Reinsurer will deduct 1% from the amount of the return, and the Company or its agent should take steps to recover the Tax from the U.S. Government.

                                   ARTICLE 20

NOTICE OF LOSS AND LOSS SETTLEMENTS

The Company will advise the Reinsurer promptly in the event Losses are likely to result in claim being made upon the Reinsurer, based upon a reasonable estimate of the Net Written Premium as respects Section 1 (Ag PI) and Section 2 (Crop
Hail) and the  Company's  Net  Retained  Premium  Income as  respects  Section 3
(MPCI), and will continue to keep the Reinsurer informed of subsequent developments in incurred Losses.

The Reinsurer agrees to abide by the Loss settlements of the Company. Any Loss settlement made by the Company, whether under strict Policy conditions or by way of compromise, shall be unconditionally binding upon the Reinsurer in proportion to its participation, and the Reinsurer shall benefit proportionally in all salvages and recoveries.

Should the Loss of the Company exceed the Company's estimated retention prior to the time that the Net Written Premium as respects Section 1 (Ag PI) and Section 2 (Crop Hail) and Net Retained Premium Income as respects Section 3 (MPCI) of the Company is known, the Reinsurer will make provisional settlement based on a reasonable estimate of the Net Written Premium as respects Section 1 (Ag PI) and

101200-185 1/1/99                                                       Page 15

Section 2 (Crop Hail) and Net  Retained  Premium  Income as  respects  Section 3
(MPCI). Any provisional settlement will be adjusted when the Company's actual Net Written Premium as respects Ag PI and Crop Hail and Net Retained Premium Income as respects MPCI and are known.

In addition, the Company shall provide information regarding potential Loss developments on each 7/15, 8/30, and 10/15, or as soon as information is available.

                                   ARTICLE 21

EXCESS OF POLICY LIMITS

In the event the Loss includes an amount in excess of the Company's Policy limit, such amount, as provided for in the definition of Loss, in excess of the Company's Policy limit shall be added to the amount of the Company's Policy limit, and the sum thereof shall be covered hereunder, subject to the Reinsurer's limit of liability appearing in the COVER ARTICLE of this Agreement.

However, this Article shall not apply where the Loss has been incurred due to the fraud of a member of the Board of Directors or a corporate officer of the Company acting individually or collectively or in collusion with any individual or corporation or any other organization or party involved in the presentation, defense or settlement of any claim covered hereunder.

For the purpose of this Article, the word "Loss" shall mean any amounts for which the Company would have been contractually liable to pay had it not been for the limit of the original Policy.

                                   ARTICLE 22

EXTRA CONTRACTUAL OBLIGATIONS

This Agreement shall protect the Company, subject to the Reinsurer's limit of liability appearing in the COVER ARTICLE of this Agreement, where the Loss includes any Extra Contractual Obligations as provided for in the definition of Loss. "Extra Contractual Obligations" are defined as those liabilities not covered under any other provision of this Agreement and which arise from handling of any claim on business covered hereunder, such liabilities arising because of, but not limited to, the following: failure by the Company to settle within the Policy limit, or by reason of alleged or actual negligence, fraud or bad faith in rejecting an offer of settlement or in the preparation of the defense or in the trial of any action against its insured or in the preparation or prosecution of an appeal consequent upon such action.

The date on which any Extra Contractual Obligation is incurred by the Company shall be deemed, in all circumstances, to be the date of the original Loss.

However, this Article shall not apply where the Loss has been incurred due to the fraud of a member of the Board of Directors or a corporate officer of the Company acting individually or collectively or in collusion with any individual or corporation or any other organization or party involved in the presentation, defense or settlement of any claim covered hereunder.

                                   ARTICLE 23

OFFSET

The Company or the Reinsurer shall have and may exercise, at any time and from time to time, the right to offset any balance or balances whether on account of premiums or on account of Losses or otherwise, due from one party to the other

101200-185 1/1/99                                                       Page 16
party hereto under the terms of this Agreement. The party asserting the right of offset shall have and may exercise such right whether acting in the capacity of assuming reinsurer or as ceding insurer.

                                   ARTICLE 24

DELAY, OMISSION OR ERROR

Any inadvertent delay, omission or error shall not be held to relieve either party hereto from any liability which would attach to it hereunder if such delay, omission or error had not been made, providing such delay, omission or error is rectified upon discovery.

                                   ARTICLE 25

INSPECTION

The Company shall place at the disposal of the Reinsurer at all reasonable times, and the Reinsurer shall have the right to inspect, through its authorized representatives, all books, records and papers of the Company in connection with any reinsurance hereunder or claims in connection herewith.

                                   ARTICLE 26

ARBITRATION

Any irreconcilable dispute between the parties to this Agreement will be arbitrated in Indianapolis, Indiana in accordance with the attached Arbitration Clause No. 22-01.1.

                                   ARTICLE 27

SERVICE OF SUIT

The attached Service of Suit Clause No. 20-01.5 - U.S.A. will apply to this Agreement.

                                   ARTICLE 28
INSOLVENCY

In the event of the insolvency of the Company, the attached Insolvency Clause No. 21-01 - 1/1/86 will apply.

In the event of the insolvency of any company or companies included in the designation of "Company," this clause will apply only to the insolvent company or companies.

101200-185 1/1/99                                                       Page 17

                                   ARTICLE 29

INTERMEDIARY

Sedgwick Re, Inc. is hereby recognized as the Intermediary negotiating this Agreement for all business hereunder. All communications, including notices, premiums, return premiums, commissions, taxes, Losses, Loss adjustment expenses, salvages and Loss settlements relating thereto shall be transmitted to the Reinsurer or the Company through Sedgwick Re, Inc., 6600 France Avenue South, Suite 510, Edina, MN 55435. Payments by the Company to the Intermediary shall be deemed to constitute payment to the Reinsurer. Payments by the Reinsurer to the Intermediary shall be deemed only to constitute payment to the Company to the extent that such payments are actually received by the Company.


101200-185 1/1/99                                                       Page 18

                                   ARTICLE 30

PARTICIPATION:    AG PI, CROP HAIL AND MPCI MULTI-YEAR QUOTA SHARE REINSURANCE
                  AGREEMENT
                  EFFECTIVE:  January 1, 1999

This Agreement obligates the Reinsurer for _______% of the interests and liabilities set forth under this Agreement.

The participation of the Reinsurer in the interests and liabilities of this Agreement shall be separate and apart from the participations of other reinsurers and shall not be joint with those of other reinsurers, and the Reinsurer shall in no event participate in the interests and liabilities of other reinsurers.

IN WITNESS WHEREOF, the parties hereto, by their authorized representatives, have executed this Agreement as of the following dates:


                            PARTICIPATING REINSURERS
------------------------------------------------------------------------------


     Insurance Corporation of Hannover                          12.50%
     Munchener Ruckversicherungs                                35.00%
     R&V Verischerung                                            1.00%
     Sedgwick Re Australia
        Monde Re                                                 3.00%
        Reinsurance Australia Corporation Limited                3.00%
                                                                -----
     TOTAL Sedgwick Re Placement:                               54.50%

     Direct Placement:   Granite Re                              7.50%
                                                                -----
     GRAND TOTAL                                                62.00%










Upon completion of Reinsurers' signing, fully executed signature pages will be forwarded to you for the completion of your file.

101200-185 1/1/99                                                       Page 19
and in Indianapolis, Indiana, this 19th day of January, 1999.

                                      IGF INSURANCE COMPANY
                                      PAFCO GENERAL INSURANCE COMPANY
                                      SUPERIOR INSURANCE COMPANY


                                      By:   /s/ Alan G. Symons

                                      Alan G. Symons
                                      ---------------------------------------
                                                    (name)
                                      Director
                                      ---------------------------------------
                                                    (title)


















     AG PI, CROP HAIL AND MPCI MULTI-YEAR QUOTA SHARE REINSURANCE AGREEMENT

                                    issued to

                              IGF INSURANCE COMPANY
                         PAFCO GENERAL INSURANCE COMPANY
                           SUPERIOR INSURANCE COMPANY



101200-185 1/1/99                                                       Page 20